                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints
C.  M. Bishop, Jr., Richard C. Edgley, Stanley K. Hathaway, Nolan E. Karras, Don
M. Wheeler and Nancy Wilgenbusch, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10--K for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Dated: February 9, 1994.

                                          C. M. BISHOP, JR.
                                          --------------------------------------
                                          C. M. Bishop, Jr.

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints
C. M. Bishop, Jr., Richard C. Edgley, Stanley K. Hathaway, Nolan E. Karras,  Don
M. Wheeler and Nancy Wilgenbusch, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10--K for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Dated: February 9, 1994.

                                          FREDERICK W. BUCKMAN
                                          --------------------------------------
                                          Frederick W. Buckman

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints
C.  M. Bishop, Jr., Richard C. Edgley, Stanley K. Hathaway, Nolan E. Karras, Don
M. Wheeler and Nancy Wilgenbusch, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10--K for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Dated: February 9, 1994.

                                          C. TODD CONOVER
                                          --------------------------------------
                                          C. Todd Conover

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints
C. M. Bishop, Jr., Richard C. Edgley, Stanley K. Hathaway, Nolan E. Karras,  Don
M. Wheeler and Nancy Wilgenbusch, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10--K for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Dated: February 9, 1994.

                                          RICHARD C. EDGLEY
                                          --------------------------------------
                                          Richard C. Edgley

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints
C.  M. Bishop, Jr., Richard C. Edgley, Stanley K. Hathaway, Nolan E. Karras, Don
M. Wheeler and Nancy Wilgenbusch, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10--K for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Dated: February 9, 1994.

                                          A. M. GLEASON
                                          --------------------------------------
                                          A. M. Gleason

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints
C. M. Bishop, Jr., Richard C. Edgley, Stanley K. Hathaway, Nolan E. Karras,  Don
M. Wheeler and Nancy Wilgenbusch, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10--K for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Dated: February 9, 1994.

                                          JOHN C. HAMPTON
                                          --------------------------------------
                                          John C. Hampton

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints
C.  M. Bishop, Jr., Richard C. Edgley, Stanley K. Hathaway, Nolan E. Karras, Don
M. Wheeler and Nancy Wilgenbusch, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10--K for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Dated: February 9, 1994.

                                          STANLEY K. HATHAWAY
                                          --------------------------------------
                                          Stanley K. Hathaway

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints
C. M. Bishop, Jr., Richard C. Edgley, Stanley K. Hathaway, Nolan E. Karras,  Don
M. Wheeler and Nancy Wilgenbusch, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10--K for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Dated: February 9, 1994.

                                          NOLAN E. KARRAS
                                          --------------------------------------
                                          Nolan E. Karras

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints
C.  M. Bishop, Jr., Richard C. Edgley, Stanley K. Hathaway, Nolan E. Karras, Don
M. Wheeler and Nancy Wilgenbusch, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10--K for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Dated: February 9, 1994.

                                          KEITH R. MCKENNON
                                          --------------------------------------
                                          Keith R. McKennon

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints
C. M. Bishop, Jr., Richard C. Edgley, Stanley K. Hathaway, Nolan E. Karras,  Don
M. Wheeler and Nancy Wilgenbusch, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10--K for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Dated: February 9, 1994.

                                          DON M. WHEELER
                                          --------------------------------------
                                          Don M. Wheeler

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints
C.  M. Bishop, Jr., Richard C. Edgley, Stanley K. Hathaway, Nolan E. Karras, Don
M. Wheeler and Nancy Wilgenbusch, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10--K for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Dated: February 9, 1994.

                                          NANCY WILGENBUSCH
                                          --------------------------------------
                                          Nancy Wilgenbusch